SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          Date of Report: July 17, 2000

                         FNANB CREDIT CARD MASTER TRUST

             (Exact name of registrant as specified in its charter)


  United States                   333-32591                    58-1897792
  -------------                   ---------                    ----------
 (State or other                 (Commission                  (IRS Employer
  jurisdiction                    File No.)                Identification No.)
of incorporation)

  225 Chastain Meadows Court, Kennesaw, Georgia                   30144
  ---------------------------------------------                   -----
    (Address of principal executive offices)                    (Zip Code)

     Registrant's telephone number, including area code: 770-423-7900

  Item 5     Other Events.
             -------------

             The registrant distributed the Certificateholders Statement
             for  the   month   of  June  2000  to  the   Series   1997-2
             Certificateholders on July 17, 2000.

             The registrant distributed the Certificateholders Statement
             for  the   month   of  June  2000  to  the   Series   1998-1
             Certificateholders on July 17, 2000.

                                      - 1 -

  Item 7(c). Exhibits.
             ---------

             The  following  is filed as an exhibit to this report under
             Exhibit 28:

     99.1    Series 1997-2 Certificateholders  Statement for the month of
             June 2000.

     99.2    Series 1998-1 Certificateholders  Statement for the month of
             June 2000.


                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                FNANB CREDIT CARD
                                MASTER TRUST

                                By: FIRST NORTH AMERICAN
                                    NATIONAL BANK, as
                                    Transferor and Servicer

                                By: s/Michael T. Chalifoux
                                    Michael T. Chalifoux
                                    Chairman of the Board

Date: July 17, 2000

                                       -2-


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    EXHIBITS
                                       TO
                                    FORM 8-K

                         FNANB CREDIT CARD MASTER TRUST


                                INDEX TO EXHIBITS

   Exhibit
    Number                          Exhibit

     99.1      Series 1997-2 Certificateholders  Statement for the month of
               June 2000.


     99.2      Series 1998-1 Certificateholders  Statement for the month of
               June 2000.